UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report:	April 30, 2008
(Date of earliest event reported):	April 24, 2008

Commission File No. 0-20709

D&E COMMUNICATIONS, INC.

(Exact name of Registrant as specified in its Charter)

Pennsylvania	23-2837108
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)
124 East Main Street P.O. Box 458 Ephrata, PA 17522-0458	17522
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 717-733-4101

Former name or former address, if changed since last Report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02:   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  Approval of D&E Communications, Inc. 2008 Long-Term Incentive Plan

On April 24, 2008, at the 2008 Annual Meeting of Shareholders of D&E Communications, Inc. (the “Company”), the Company’s shareholders approved the D&E Communications, Inc. 2008 Long-Term Incentive Plan (the “Plan”), which had been previously approved by the Board of Directors of the Company, subject to shareholder approval. Under the Plan, employees and directors will be eligible to receive incentive stock options, nonqualified stock options, stock appreciation rights, performance restricted shares and restricted stock awards. A description of the Plan is set forth in the Company’s 2008 Proxy Statement filed with the Securities Exchange Commission on March 27, 2008 under the caption “Proposal 3: Approval of 2008 Long-Term Incentive Plan.” The description of the Plan is qualified in its entirety by reference to the full text of the Plan which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and which was also included as Exhibit A to the Company’s 2008 Proxy Statement.

Item 9.01: Financial Statements and Exhibits

(d) Exhibits.

10.1 D&E Communications, Inc. 2008 Long-Term Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 30, 2008	D&E COMMUNICATIONS, INC. By: /s/ Thomas E. Morell Thomas E. Morell Senior Vice President, Chief Financial Officer, Secretary and Treasurer

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